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                -------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                October 25, 2001


                     Structured Asset Securities Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                   333-63602                74-2440850
---------------------------          ------------           -------------------
State or Other Jurisdiction          (Commission            (I.R.S. Employer
     Of Incorporation)               File Number)           Identification No.)



    101 Hudson Street
 Jersey City, New Jersey                                          07302
 -----------------------                                        ----------
  (Address of Principal                                         (Zip Code)
    Executive Offices)


       Registrant's telephone number, including area code: (201) 524-2437

                                   No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events(1)
         ------------


         Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated January 24, 2001 on its audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-13, Mortgage Pass-Through Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated October 25, 2001 (the "Prospectus Supplement"), and a prospectus, dated July 27, 2001 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3
(No. 333-63602) (the "Registration Statement").


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  23.       Consent of Experts and Counsel

















----------
(1) Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      STRUCTURED ASSET SECURITIES CORPORATION



                                      By: /s/ Ellen V. Kiernan
                                          -----------------------
                                          Name:  Ellen V. Kiernan
                                          Title: Vice President



Dated:  October 30, 2001









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                                  EXHIBIT INDEX



Exhibit No.                Description                                Page No.
-----------                -----------                                --------


23                         Consent of Experts and Counsel                6